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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 14, 2002

                           ACT Teleconferencing, Inc.
             (Exact name of registrant as specified in its charter)

        Colorado              0-27560                     84-1132665
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)

1658 Cole Boulevard, Suite 130, Golden, Colorado                       80401
(Address of principal executive offices)                              Zip Code

                                 (303) 235-9000
                         (Registrant's telephone number)

Item 7.   Exhibits

The Exhibit index on page 2 of this Form 8-K report lists the exhibits that are hereby filed.

Item 9.   Regulation FD Disclosure

Pursuant to Regulation FD, ACT Teleconferencing is filing this 8-K. Attached are certain conference call discussion topics for the August 14, 2002 second quarter earnings call.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ACT Teleconferencing, Inc.
                                                     (Registrant)




Date: August 14, 2002                            By: /s/ Gavin Thomson
                                                     ---------------------------
                                                     Gavin Thomson
                                                     Chief Financial Officer

                                  Exhibit Index

 No.      Description
----      -----------
(All exhibits are filed electronically)

99.1 Conference call discussion topics for the second quarter earnings call.


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